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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 27, 1997
                                                         ----------------


                         WINDMERE-DURABLE HOLDINGS, INC.
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     FLORIDA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-10177                                          59-1028301
      -------------                                    ----------------
(COMMISSION FILE NUMBER                        (IRS EMPLOYER IDENTIFICATION NO.)


                         WINDMERE-DURABLE HOLDINGS, INC.
                             5980 MIAMI LAKES DRIVE
                           MIAMI LAKES, FLORIDA          33014
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)








        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 362-2611
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ITEM 5.           ____________________.

         On January 27, 1997, Salton/Maxim Housewares, Inc. ("Salton/Maxim") and New M-Tech Corporation ("NewTech"), each of which is fifty percent (50%) owned by Windmere-Durable Holdings, Inc. ("Company"), each entered into a Purchase, Distribution and Marketing Agreement with the Kmart Corporation ("Kmart") ("Purchase Agreement" and, together, "Purchase Agreements"). The Company entered into Guarantees for the performance of each of Salton/Maxim and NewTech in connection with the Purchase Agreements. In the Purchase Agreements, Salton/Maxim and NewTech granted Kmart certain rights to purchase, distribute, market and sell certain products in association with the White-Westinghouse(R) brand name, which has been licensed to Salton/Maxim and NewTech. The Agreements constitute supply contracts with Kmart, pursuant to which Salton/Maxim and NewTech will supply Kmart, either through the Company or other manufacturers, with small kitchen appliances, personal care products, heaters, fans, electric air cleaners and humidifiers, and audio, video, and telephone products, all under the White-Westinghouse(R) brand name. Kmart will be the exclusive discount department store to market these White-Westinghouse products.

         The Company expects that purchases of White-Westinghouse products by Kmart will contribute significantly to the sales of Salton/Maxim and NewTech.

         The matter discussed in the immediately preceding paragraph relating to expected benefits from the Salton/Maxim and NewTech supply contract with Kmart is a forward-looking statement that is subject to certain risks and uncertainties that could cause actual results to differ materially from that set forth in the forward-looking statement. These factors include: economic conditions and the retail environment; the timely development, introduction and customer acceptance of White-Westinghouse(R) products; competitive products and pricing; dependence on foreign suppliers and supply and manufacturing constraints; cancellation or reduction of orders; and other factors detailed elsewhere from time to time in the Company's filings with the Securities and Exchange Commission.

         The foregoing description of the Agreements and the Guarantees, and the transactions contemplated by such documents, does not purport to be complete and is qualified in its entirety by reference to each of such documents, copies of which are filed as exhibits hereto. Because the Agreements are subject to a Revised Application for Confidential Treatment by the Company filed separately with the Commission on the date hereof, the Company is providing the Agreements with the portions for which confidential treatment is requested blacked out.
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EXHIBITS

         10.1 Purchase, Distribution and Marketing Agreement by and between Salton/Maxim and Kmart Corporation dated January 27, 1997.

         10.2 Purchase, Distribution and Marketing Agreement by and between NewTech and Kmart Corporation dated January 27, 1997.

         10.3 Guarantee dated January 27, 1997 from Windmere-Durable Holdings, Inc. (on behalf of Salton/Maxim).

         10.4 Guarantee dated January 27, 1997 from Windmere-Durable Holdings, Inc. (on behalf of NewTech).
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WINDMERE-DURABLE HOLDINGS, INC.




Date: July 23, 1997                     By:/s/ Harry D. Schulman
                                           -------------------------------------
                                            Harry D. Schulman